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                                                                      Exhibit 99




                  SPELLING ENTERTAINMENT AND REPUBLIC PICTURES

                                COMPLETE MERGER



         LOS ANGELES, CA, April 26, 1994 - Spelling Entertainment Group Inc. (NYSE:SP) and Republic Pictures Corporation (NASDAQ:RPIC) announced today that they have completed the merger of Republic with Spelling.





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